AMENDMENT No. 1

NON-EXCLUSIVE MARKETING AGENCY AGREEMENT

THIS AMENDMENT to the non-exclusive Marketing Agency Agreement between WATAIRE INTERNATIONAL, INC. (The “Company”) and ACCESS ENERGY TECHNOLOGIES LTD. (The “Agent”) dated June 13, 2007 (the “Marketing Agreement”) is made as of June 20, 2007.

WHEREAS:

Section 2 of the Marketing Agreement provides that the term of the non-exclusive agreement shall be for an initial period of 180 days commencing immediately upon execution of the agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties hereto agree to amend the Marketing Agreement as follows:

Amendment of Section 2 Term.  Section 2 Term of the Marketing Agreement is hereby amended to read in full as follows:

“The term of this non-exclusive agreement shall be for an initial period of one year and will commence immediately upon execution of this agreement.”

IN WITNESS WHEREOF the parties hereto as of the day and year first above written have duly executed this Amendment No. 1 to the Marketing Agreement.

WATAIRE INTERNATIONAL, INC.

/s/ Terry Nylander

By: ____________________________________

Authorized Signatory

ACCESS ENERGY TECHNOLOGIES LTD.

/s/ Bill Bohoslawee

By: ____________________________________

Authorized Signatory